

SUPERIOR
DRILLING PRODUCTS

First Quarter 2019

Financial Results Conference Call

May 9, 2019

NYSE American: SDPI
www.sdpi.com

Safe Harbor Statement

These slides and the accompanying oral presentation contain forward-looking statements and information that are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact included in this release, regarding our strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan, and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Certain statements in these slides and the accompanying oral presentation may constitute forward-looking statements, including statements regarding our expectation for financial performance in 2019, our success in the Middle East, the opportunities to expand channels to market in North American, the Company's financial position, market success with specialized tools, effectiveness of its sales efforts, success at developing future tools, and the Company's effectiveness at executing its business strategy and plans. These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, the level of exploration and production activity in North American and the Middle East, success at expansion in the Middle East, options available for market channels in North America, commercialization of the Strider technology, the success of the Company's business strategy and prospects for growth; its cash flow and liquidity; financial projections and actual operating results; the amount, nature and timing of capital expenditures; the availability and terms of capital; competition and government regulations; and general economic conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and described herein.

Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.



SUPERIOR
DRILLING PRODUCTS

Troy Meier

Chairman and Chief Executive Officer

Q1 2019 Highlights

Compared with prior-year period unless otherwise noted

Strong growth and operating performance

Opportunity: Enhanced contract with major customer for Contract Services

Opportunity: Strong tool performance in Middle East

Opportunity: Progress with Strider Technology™ Oscillating System



SUPERIOR DRILLING PRODUCTS

Christopher Cashion

Chief Financial Officer

Significant Revenue Growth

($ in millions)



$4.6
$5.4
$4.8
$3.5
$5.0
$3.5
$4.1
$3.4
$2.2
$3.4
$1.1
$1.3
$1.4
$1.3
$1.6
1Q18
2Q18
3Q18
4Q18
1Q19
Contract Services Revenue
Tool Revenue



$15.6
$18.2
$18.7
$10.6
$13.1
$13.0
$5.0
$5.1
$5.7
2017
2018
1Q19 TTM
Contract Services Revenue
Tool Revenue

Q1 2019 revenue grew $0.5 million, or 9.5%, over prior-year period

- Y/Y growth driven by Contract Services enhanced contract

Revenue up $1.6 million, or 45%, from previous quarter

- Sequential growth reflects increase in Tool sales and new products for Contract Services
- Growth realized despite rig count declines

Trailing twelve month revenue impacted by unusually weak fourth quarter

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

Tool Revenue

Total tool revenue essentially flat year-over-year; up $1.3 million versus the previous quarter

- Tool sales/ rental down $0.2 million from Q1 2018, but up $1.3 million from Q4 2018
- Other Related Tool Revenue increased 10.3% over prior-year quarter

Evaluating options to broaden North America channels to market

- Estimated 14.5% market share at 3/31/19
- Strong Permian Basin market share estimated at ~25%

Tool Revenue by Category

($ in thousands)



$3.5
$2.0
$1.5
1Q18
$4.1
$2.5
$1.5
2Q18
$3.4
$1.7
$1.7
3Q18
$2.2
$0.4
$1.8
4Q18
$3.4
$1.8
$1.7
1Q19
$10.6
$6.7
$3.9
2017
$13.1
$6.6
$6.6
2018
$13.0
$6.3
$6.7
1Q19 TTM
Other Related Tool Revenue*
Tool Sales / Rental

*Other Related Tool Revenue is comprised of royalty, maintenance and repair fees

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

INVESTMENTS IN GROWTH

($ in millions)

Operating Expenses



$4.4
$0.9
$1.7
$1.8
$4.3
$0.9
$1.4
$1.9
$4.5
$0.9
$1.9
$1.7
$4.7
$0.9
$2.1
$1.7
$5.1
$1.0
$2.1
$2.0
1Q18
2Q18
3Q18
4Q18
1Q19
Cost of Revenue
S G & A
D & A



$15.4
$3.7
$5.7
$6.0
$17.9
$3.8
$7.1
$7.1
$18.6
$3.8
$7.5
$7.3
2017
2018
1Q19 TTM
Cost of Revenue
S G & A
D & A

Q1 2019 vs. Q1 2018

SG&A increased $0.4 million with investments in growth

- International expansion
- Higher compensation expense
- Higher professional services

Cost of revenue as a percent of sales increased as a result of international start up investments and the new repair facility in Abilene, TX

Depreciation increasing with Middle East rental tool fleet expansion

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

STRONG OPERATING LEVERAGE

($ in thousands)

*GAAP & Adjusted Net Income (Loss)**



GAAP Net Income
Adjusted Net Income
$669
$69
$1,605
$1,005
$825
$225
$72
($1,357)
$459
($141)
1Q18
2Q18
3Q18
4Q18
1Q19



$2,709
($279)
$3,175
($58)
$2,965
($268)
2017
2018
1Q19 TTM

*Adjusted EBITDA**



$1,241
27.0%
$2,133
39.5%
$1,365
28.6%
$219
6.3%
$1,106
22.0%
1Q18
2Q18
3Q18
4Q18
1Q19



$4,972
31.9%
$4,957
27.2%
$4,823
25.8%
2017
2018
1Q19 TTM

** Adjusted Net Income and Adjusted EBITDA are non-GAAP financial measures. Please see supplemental slides for a reconciliation between GAAP net income and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

Strengthening Balance Sheet

($ in millions)

Cash and Equivalents


$2.2
$2.4
$4.3
$4.3
12/31/2016
12/31/2017
12/31/2018
3/31/2019

Total Debt


$16.7
$7.9
$8.8
$12.8
$7.4
$5.4
$10.9
$6.0
$4.9
$10.3
$5.3
$5.1
12/31/2016
12/31/2017
12/31/2018
3/31/2019
All Other Debt
Hard Rock Note

Generated $1.0 million in cash from operations in Q1 2019

- $339k in capital expenditures

Total debt reduced $0.6 million in Q1 2019

Hard Rock note

- Quarterly installments of $750k
- After April 2019 principal payment, loan balance at $4.5 million
- Matures October 5, 2020

Vernal, UT mortgage refinanced

- Maturity extended to February 15, 2021 at 7.25%

New $4.3 million credit facility

- $800k term loan for Middle East tool fleet expansion
- $3.5 million ABL revolver

Expect 24% Growth in 2019*

*2019 Guidance***

Revenue:	$21 million to $23 million
Gross margin:	58% to 61%
SG&A expenses:	$8.0 million to $9.0 million
D&A:	$4.0 million to $4.3 million
Interest Expense:	Approximately $780 thousand
Capital Expenditures:	Approximately $2.8 million

**At midpoint of revenue guidance range*
***2019 Guidance provided March 7, 2019*

SUPERIOR DRILLING PRODUCTS



Supplemental Information

ADJUSTED NET INCOME RECONCILIATION

	Three Months Ended				
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
GAAP Net Income (Loss)	$ 68,534	$ 1,004,798	$ 225,194	$ (1,356,901)	$ (141,423)
Add back:					
Atypical bonus expense	-	-	-	716,786	-
Inventory impairment	-	-	-	116,396	-
Intangible amortization	600,000	600,000	600,000	600,000	600,000
Tax effect	-	-	-	(3,870)	-
Non-GAAP Adjusted Net Income (Loss)	$ 668,534	$ 1,604,798	$ 825,194	$ 72,411	$ 458,577

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

Adjusted Net Income Reconciliation

	Full Year Ended		
	December 31, 2017	December 31, 2018	March 31, 2019 TTM
GAAP Net Income (Loss)	$ (278,705)	$ (58,375)	$ (268,332)
Add back:			
Atypical bonus expense	587,500	716,786	716,786
Inventory impairment	-	116,396	116,396
Impairment property, plant and equipment – held for sale	-	-	-
Intangible amortization	2,400,000	2,400,000	2,400,000
Non-GAAP Adjusted Net Income(Loss)	$ 2,708,795	$ 3,174,807	$ 2,964,850

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

ADJUSTED EBITDA RECONCILIATION

	Three Months Ended				
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
GAAP net income (loss)	$ 68,534	$ 1,004,798	$ 225,194	$ (1,356,901)	$ (141,423)
Add back:					
Depreciation and amortization	936,027	941,683	942,473	940,048	1,011,105
Impairment of assets	-	-	-	-	-
Interest expense, net	99,125	82,786	65,087	93,929	54,596
Share-based compensation	137,017	103,327	131,867	146,745	181,852
Net non-cash compensation	-	-	-	377,746	-
Loss on sale or disposition of assets	-	-	-	14,013	-
Income tax expense	-	-	-	3,640	-
Non-GAAP adjusted EBITDA[(1)]	$ 1,240,703	$ 2,132,594	$ 1,364,621	$ 219,220	$ 1,106,130
GAAP Revenue	$ 4,600,293	$ 5,398,923	$ 4,765,361	$ 3,480,635	$ 5,036,346
Non-GAAP EBITDA Margin	*27.0%*	*39.5%*	*28.6%*	*6.3%*	*22.0%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS

ADJUSTED EBITDA RECONCILIATION

	Full Year Ended		
	December 31, 2017	December 31, 2018	March 31, 2019 TTM
GAAP net income (loss)	$ (278,705)	$ (58,375)	$ (268,332)
Add back:			
Depreciation and amortization	3,676,598	3,760,231	3,835,309
Interest expense, net	559,064	340,927	296,398
Share-based compensation	612,851	518,956	563,791
Net non-cash compensation	414,497	377,746	377,746
Impairment of assets	-	-	-
(Gain) loss on sale or disposition of assets	(12,167)	14,013	14,013
Income tax (benefit) expense	-	3,640	3,640
Unrealized gain on warrant derivative	-	-	-
Non-GAAP adjusted EBITDA[1]	$ 4,972,138	$ 4,957,138	$ 4,822,565
GAAP Revenue	$ 15,595,659	$ 18,245,212	$ 18,681,265
Non-GAAP EBITDA Margin	*31.9%*	*27.2%*	*25.8%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.